SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

December 4, 2020

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BLL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated December 8, 2020

Item 8.01	Other Events.

On December 04, 2020, Scott C. Morrison, Chief Financial Officer of Ball Corporation (the "Company"), adopted two stock trading plans in accordance with Rule 10b5‑1 of the Securities Exchange Act of 1934, as amended. Under Rule 10b5‑1, directors, officers and other employees who are not in possession of material non-public information may adopt pre-arranged plans or contracts for the sale of Company securities under specified conditions and at specified times. Using 10b5‑1 plans, individuals can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information.

Mr. Morrison adopted the 10b5‑1 plans as part of his individual tax and financial planning strategy related to the expiration of certain stock-settled appreciation rights ("SSARs"). Specifically, his 10b5‑1 plans provide for the exercise and sale of up to a total of 84,400 SSARs scheduled to expire on January 30, 2023 pursuant to the parameters set forth in the 10b5‑1 plans. Any shares that may be sold by Mr. Morrison would be sold on the open market at prevailing market prices.

Transactions under Mr. Morrison’s plan, if any, will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations.

This current report contains forward-looking statements that are subject to risks and uncertainties, and there can be no assurance that any shares will be sold under Mr. Morrison's plan. Investors should refer to the Company's annual and other periodic reports filed with the Securities and Exchange Commission for a discussion of the risks and uncertainties associated with ownership of the Company's securities. Ball Corporation does not undertake to report Rule 10b5‑1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
Name: Charles E. Baker
Title: Vice President, General Counsel and Corporate Secretary

Date: December 8, 2020